UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2016

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1101 South 3rd Street, Minneapolis, Minnesota		55415
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 851-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On February 24, 2016, The Valspar Corporation (the “Corporation”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1)	Election of three directors (Class III) for a term of three years:

Nominee	For	Against	Abstain	Broker Non-Vote
William M. Cook	65,463,007	917,071	207,576	5,065,712
Gary E. Hendrickson	64,140,023	2,398,965	48,666	5,065,712
Mae C. Jemison, M.D.	64,270,755	2,117,756	199,143	5,065,712

(2)	Advisory vote to approve the compensation of our named executive officers as stated in the Corporation’s proxy statement:

For	Against	Abstain	Broker Non-Vote
61,054,520	5,226,641	306,493	5,065,712

(3)	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Corporation for the fiscal year ending October 28, 2016:

For	Against	Abstain	Broker Non-Vote
69,771,769	1,604,348	277,249	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION

Dated: February 25, 2016	/s/ Rolf Engh
Name: Rolf Engh
Title: Secretary